EXHIBIT 32.1-Certification of Chief Executive Officer pursuant to Section
             906 of the Sarbanes-Oxley Act of 2002.




               CERTIFICATION PURSUANT TO SECTION 906
                 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of Australian-Canadian Oil Royalties Ltd. (the "Company"), on Form 10-KSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Ely Sakhai, President and Chief Executive Officer of the Company, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350), that:

  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   April 14, 2005


 /s/ ELY SAKHAI
--------------------------
Ely Sakhai, President and
Chief  Executive Officer






                            Exhibit 32.1